UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2015

DIPEXIUM PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36351	46-4995704
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

61 Broadway, 19th Floor New York, NY	10006
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 269-2834

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On May 15, 2015, Dipexium Pharmaceuticals, Inc. (the “Company”) held its 2015 Annual Meeting of Stockholders (the “Annual Meeting). Of the 8,564,675 shares of the Company’s common stock outstanding and eligible to vote at the Annual Meeting, 7,117,459 shares, or 83.1% of the eligible common stock, were present either in person or by proxy.  The final results of the matters voted on at the Annual Meeting are provided below.

Proposal 1: The following individuals were elected as directors to hold office for the term that expires at the 2016 Annual Meeting of Stockholders for each director, or until their respective successors are elected and qualified, or until such directors earlier resignation or removal:

Director Name	For	Withheld	Broker Non-Votes	Abstained

Robert J. DeLuccia	6,072,041	30,047	1,015,371	0
David P. Luci	6,072,541	29,547	1,015,371	0
Jack H. Dean	5,889,450	212,638	1,015,371	0
Michael Duffy	6,068,425	33,663	1,015,371	0
Thomas Harrison	6,076,488	25,600	1,015,371	0
William J. McSherry, Jr.	6,072,387	29,701	1,015,371	0
Barry Kagan	6,075,988	26,100	1,015,371	0

Proposal 2: An amendment to the Company’s 2013 Equity Incentive Plan increasing the shares of our common stock available for issuance thereunder by 433,594 shares from 1,707,575 to 2,141,169  was approved.

For:	6,020,011
Against:	81,350
Abstained:	727
Broker Non-Votes:	1,015,371

Proposal 3: A non-binding resolution regarding named executive officer compensation was approved.

For:	6,068,425
Against:	33,663
Abstained:	0
Broker Non-Votes:	1,015,371

Proposal 4: To cast an advisory vote on the frequency of future executive compensation advisory votes.

1 year:	1,144,262
2 years:	15,664
3 years	4,924,532
Abstained:	17,630
Broker Non-Votes:	1,015,371

With respect to proposal 4, the non-binding advisory vote on the frequency of future executive compensation advisory votes, approximately 80.7% of the votes cast voted in favor of holding the advisory vote every 3 years.  In light of such vote, the Board has determined that the Company will include a shareholder advisory vote on the compensation of executive officers in its proxy materials every 3 years from the 2015 Annual Shareholders meeting.

Proposal 5: CohnReznick, LLP was ratified as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2015.

For:	7,097,036
Against:	12,401
Abstained:	8,022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 19, 2015	DIPEXIUM PHARMACEUTICALS, INC.

	By:	/s/ David P. Luci
		Name:	David P. Luci
		Title:	President and Chief Executive Officer